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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) April 10, 1998

                          DATA SYSTEMS & SOFTWARE INC.
             (Exact name of Registrant as Specified in its Charter)

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        Delaware                     0-19771                   22-2786081
----------------------------  ------------------------       -------------
(State or Other Jurisdiction  (Commission file Number)       (IRS Employer
     of Incorporation)                                     Identification No.)

            200 Route 17, Mahwah, New Jersey                07430
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        (Address of Principal Executive Offices)          (Zip Code)

        Registrant's telephone number, including area code (201) 529-2026
                                                           --------------

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

Item 7. Financial Statements and Exhibits.

(a) Financial Statements.

      None.

(b) Pro forma financial information.

      This Form 8-K/A amends the Form 8-K filed on May 5, 1998 reporting the sale by the Registrant's wholly-owned International Data Operations, Inc. subsidiary of substantially all the assets of its PHD (TM) Professional Help Desk (TM) division ("PHD") to Computer Associates International, Inc.

      The pro forma statement of operations data presented herein assumes that the sale of PHD occurred on January 1, 1997. The pro forma balance sheet data as of December 31, 1997 and March 31, 1998 assumes that the sale of PHD occurred on such dates.

      The unaudited pro forma condensed consolidated financial statements presented herein are based on the historical financial statements of the Company included with the Company's Anuual Report on Form 10-K for the year ended December 31, 1997 and the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 1998 as filed with the Securities and Exchange Commission and should be read in conjunction therewith. In the opinion of management, all adjustments have been made that are necessary to present fairly the pro forma data.

      Such statements are presented for illustrative purposes only and are not necessarily indicative of the operating results that would have been achieved if the sale had occurred on the date specified, nor are they indicative of the Company's future operating results.


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

                  DATA SYSTEMS & SOFTWARE INC. AND SUBSIDIARIES
                      CONDENSED CONSOLIDATED BALANCE SHEET
                                DECEMBER 31, 1997
                  (dollars in thousands except per share data)

                                                                               Pro Forma
                                                               As Reported     Adjustments  Pro Forma
                                                                                           (unaudited)
Assets
Current assets:
   Cash and cash equivalents                                     $   1,424   $  7,000 (1)   $   8,424
   Trade accounts receivable, net                                    9,003     (1,350)(2)       7,653
   Other current assets                                              7,530       (253)(3)       7,277
                                                                 ---------                  ---------
    Total current assets                                            17,957                     23,354
                                                                 ---------                  ---------
Investments                                                         70,695                     70,695
                                                                 ---------                  ---------
Property and equipment, net                                          2,181       (456)(4)       1,725
                                                                 ---------                  ---------
Other assets                                                         6,638                      6,638
                                                                 ---------                  ---------
                                                                 $  97,471                  $ 102,412
                                                                 =========                  =========
Liabilities and Shareholders' Equity
Current liabilities:
   Accounts payable, accrued expenses and short term debt        $   8,779        (59)(5)   $   8,720
   Other current liabilities                                         1,704                      1,704
                                                                 ---------                  ---------
    Total current liabilities                                       10,483                     10,424
                                                                 ---------                  ---------
    Total long-term liabilities                                        481                        481
                                                                 ---------                  ---------
Minority interests                                                  30,272                     30,272
                                                                 ---------                  ---------
Shareholders' equity:
   Common stock - $.01 par value per share:
    Authorized 20,000,000 shares;
      Issued - 7,708,540 shares                                         77                         77
   Additional paid-in capital                                       34,193                     34,193
   Retained earnings                                                23,813      5,000 (7)      28,813
                                                                 ---------                  ---------
                                                                    58,083                     63,083
   Treasury stock, at cost - 339,362 shares                         (1,848)                    (1,848)
                                                                 ---------                  ---------
    Total shareholders' equity                                      56,235                     61,235
                                                                 ---------                  ---------
    Total liabilities and shareholders' equity                   $  97,471                  $ 102,412
                                                                 =========                  =========

See referenced notes attached.


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

                  DATA SYSTEMS & SOFTWARE INC. AND SUBSIDIARIES
                 CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1997
                  (dollars in thousands except per share data)

                                                        Pro Forma
                                          As Reported  Adjustments   Pro Forma
                                                                     (unaudited)

Sales:
   Products                                 $ 19,950   $(3,842)(8)   $ 16,108
   Services                                   20,046                   20,046
                                            --------                 --------
                                              39,996                   36,154
                                            --------                 --------
Cost of sales:
   Products                                   16,744    (1,126)(8)     15,618
   Services                                   15,693                   15,693
                                            --------                 --------
                                              32,437                   31,311
                                            --------                 --------
      Gross profit                             7,559                    4,843
Selling, general and administrative
  expenses                                    19,862    (7,512)(8)     12,350
                                            --------                 --------
      Operating loss                         (12,303)                  (7,507)
Gain on sale of division                        --                      5,000
Other income (expense), net                      142        (4)(8)        138
                                            --------                 --------
      Loss before income taxes               (12,161)                  (2,369)
Income taxes                                   3,032           (9)      3,032
                                            --------                 --------
      Loss after income taxes                (15,193)                  (5,401)
Minority interests                            (2,773)                  (2,773)
Equity in affiliates                           8,027                    8,027
                                            --------                 --------
      Net loss                              $ (9,939)                $   (147)
                                            ========                 ========
Basic net loss per share                    $  (1.35)                $  (0.02)
                                            ========                 ========
Weighted average number of shares
   outstanding (in thousands)                  7,369                    7,369
                                            ========                 ========

See referenced notes attached


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

                  DATA SYSTEMS & SOFTWARE INC. AND SUBSIDIARIES
                      CONDENSED CONSOLIDATED BALANCE SHEET
                                 MARCH 31, 1998
                  (dollars in thousands except per share data)

                                                                                    Pro Forma
                                                                  As Reported      Adjustments    Pro Forma
Assets
Current assets:
      Cash and cash equivalents                                     $   1,400     $ 7,000  (1)    $   8,400
      Trade accounts receivable, net                                   10,346        (929) (2)        9,417
      Other current assets                                              4,933                         4,933
                                                                    ---------                     ---------
         Total current assets                                          16,679                        22,750
                                                                    ---------                     ---------
Investments                                                            70,091                        70,091
                                                                    ---------                     ---------
Property and equipment, net                                             2,475       (405)  (4)        2,070
                                                                    ---------                     ---------
Other assets                                                            6,915                         6,915
                                                                    ---------                     ---------
                                                                    $  96,160                     $ 101,826
                                                                    =========                     =========
Liabilities and Shareholders' Equity
Current liabilities:
      Accounts payable, accrued expenses and short-term debt        $  10,735        666   (6)    $  11,401
      Other current liabilities                                         1,590                         1,590
                                                                    ---------                     ---------
         Total current liabilities                                     12,325                        12,991
                                                                    ---------                     ---------
         Total long-term liabilities                                      561                           561
                                                                    ---------                     ---------

Minority interests                                                     29,859                        29,859
                                                                    ---------                     ---------
Shareholders' equity:
      Common stock -- $.01 par value per share:
         Authorized 20,000,000 shares; Issued -- 7,708,540 shares          77                            77
      Additional paid-in capital                                       34,242                        34,242
      Retained earnings                                                20,944      5,000   (7)       25,944
                                                                    ---------                     ---------
                                                                       55,263                        60,263
      Treasury stock, at cost -- 339,362 shares                        (1,848)                       (1,848)
                                                                    ---------                     ---------
         Total shareholders' equity                                    53,415                        58,415
                                                                    ---------                     ---------
         Total liabilities and shareholders' equity                 $  96,160                     $ 101,826
                                                                    =========                     =========

See referenced notes attached.

                  DATA SYSTEMS & SOFTWARE INC. AND SUBSIDIARIES
                 CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                        THREE MONTHS ENDED MARCH 31, 1998
                  (dollars in thousands except per share data)

                                                          Pro Forma
                                            As Reported  Adjustments   Pro Forma

Sales:
     Products                                 $  6,765    $ (783)(8)   $  5,982
     Services                                    4,862                    4,862
                                              --------                 --------
                                                11,627                   10,844
                                              --------                 --------
Cost of sales:
     Products                                    5,797      (357)(8)      5,440
     Services                                    3,402                    3,402
                                              --------                 --------
                                                 9,199                    8,842
                                              --------                 --------
          Gross profit                           2,428                    2,002

Selling, general and administrative expenses     5,097    (1,622)(8)      3,475
                                              --------                 --------
          Operating loss                        (2,669)                  (1,473)

Other income, net                                   14                       14
                                              --------                 --------
          Loss before income taxes              (2,655)                  (1,459)
Income taxes                                        23           (9)         23
                                              --------                 --------
          Loss after income taxes               (2,678)                  (1,482)

Minority interests                                 414                      414
Loss in affiliates                                (605)                    (605)
                                              --------                 --------
          Net loss                            $ (2,869)                $ (1,673)
                                              ========                 ========
Basic net  loss per share                     $  (0.39)                $  (0.23)
                                              ========                 ========
Weighted average number of shares
     outstanding (in thousands)                  7,369                    7,369
                                              ========                 ========

See referenced notes attached


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

               Notes to Pro Forma Financial Statements Adjustments

1. Adjustment to reflect net cash received by Company in relation to sale of PHD

2.    Adjustment to record sale of accounts receivable

3.    Adjustment to reflect reduction in current assets related to PHD

4.    Adjustment to reflect sale of net depreciable assets

5.    Adjustment to record cost of PHD sale less reduction in PHD liabilities

6.    Adjustment to record cost of PHD sale

7.    Adjustment to record gain on sale of PHD

8. Adjustment to reflect reduction of revenue and related costs as if sale of PHD occurred on January 1, 1997

9.    No adjustment to income taxes reflected due to capital loss carryforward

(c)   Exhibits.

      1. Sales agreement between Data Systems & Software Inc. and Computer Associates International, Inc. (previously filed May 5, 1998).


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

                                   SIGNATURES

      Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized, in the Township of Mahwah, State of New Jersey, on June 9, 1998.

                             DATA SYSTEMS & SOFTWARE INC.

                             BY:      /s/ GEORGE MORGENSTERN
                                      --------------------------------
                                             GEORGE MORGENSTERN
                                      Chairman of the Board, President
                                         and Chief Executive Officer


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